                                                                    EXHIBIT 4.16

                                                                     Page 1 of 7
                                                               10th January 2003

                           SPECIFIC SERVICE AGREEMENT

                                     BETWEEN

                     SONY ERICSSON MOBILE COMMUNICATIONS AB
                  (HEREINAFTER REFERRED TO AS "SONY ERICSSON")

                                       AND

                  NAM TAI ELECTRONIC & ELECTRICAL PRODUCTS Ltd.
                   (HEREINAFTER REFERRED TO AS THE "SUPPLIER")

                            REGARDING PROJECT "FILIP"

                                                                     Page 2 of 7
                                                               10th January 2003

TABLE OF CONTENTS

1.    TERMINOLOGY INTEGRATED PART........................................      1
2.    SCOPE OF THE SSA...................................................      2
3.    FORECASTS AND ROADMAPS.............................................      2
4.    COMMUNICATION AND CONTACT PERSONS..................................      2
5.    INDUSTRIALISATION SERVICES.........................................      2
6.    INDUSTRIALISATION-TEST APPLICATIONS................................      3
7.    PROTOTYPES.........................................................      3
8.    SPECIFICATION......................................................      3
9.    DOCUMENTATION......................................................      3
10.     PRICING AND TERMS OF PAYMENT.....................................      3
11.     TERMS OF DELIVERY................................................      4
12.     PACKING AND LABELLING............................................      4
13.     QUALITY..........................................................      4
14.     PURCHASE OF COMPONENTS...........................................      4
15.     TERM OF AGREEMENT AND TERMINATION................................      5

ENCLOSURES:

Enclosure 2.3            Project Plan, NDU/P-02:1321

Enclosure 10.1           Prices and Price model

Enclosure 14.1           Purchase of components

Enclosure 14.2           Liability and Forecast model

                                                                     Page 1 of 7
                                                               10th January 2003

SPECIFIC SERVICE AGREEMENT

made as of 10th January 2003, by and between

Sony Ericsson Mobile Communications AB, Org no 556615-6658, a limited liability company duly incorporated and existing under the laws of Sweden, with its legal address at Nya Vattentornet, S-221 88 Lund, Sweden, hereinafter referred to as "Sony Ericsson",

and

NAM TAI ELECTRONIC & ELECTRICAL PRODUCTS Ltd, with organisation number 129666, a corporation duly incorporated and existing under the laws of Hong Kong and having its registered office at 15th Floor, China Merchants Tower, Shun Tak Centre, 168-200 Connaught Road Central, Hong Kong (hereinafter referred to as the "Supplier").

(hereinafter referred to as the "Supplier").

WHEREAS:

1. Ericsson and Supplier have entered into the General Service and Purchase Agreement, GSPA, dated 15th February 2001 among other agreements, The GSPA has been duly assigned to Sony Ericsson Mobile Communications AB during 2002.

2. The GSPA contains the general terms and conditions for the performance of Product Supply to Sony Ericsson, from Supplier,

3. It is intended that the GSPA will be supplemented by one (1) or more SSA's setting out the specific provisions relating to the performance of Product Supply, and

4. The Supplier has explained that it is willing and fully able to perform the Product Supply on behalf of Sony Ericsson for delivery of high quality Products, under the terms and conditions set out in this SSA and the GSPA.

NOW THEREFORE, in consideration of the mutual obligations herein contained, the Parties agree as follows:

1.       TERMINOLOGY, INTEGRATED PART

         The GSPA shall be an integrated part of this SSA and, accordingly, all terms and conditions in the GSPA shall also apply to this SSA. Capitalised terms contained herein shall have the meanings assigned to them below or as ascribed to them in the GSPA unless otherwise defined in the context or document where it is used.

         "AGREEMENT", means this Specific Service Agreement.

         "GSPA", means the General Service and Purchase Agreement referred to in the "Whereas"-section above entered into between the Parties.

         "PRODUCT", means the Camera Filip, developed by C Technologies AB on behalf of Sony Ericsson and as further specified in this Agreement.

                                                                     Page 2 of 7
                                                               10th January 2003

         "PA", means the Purchase Agreement separately signed covering the Product. The PA will be the new name of the SPA mentioned in the GSPA.

         "SSA", means this Specific Service Agreement.

2.       SCOPE OF THE SSA

2.1      Under the terms and conditions set forth in the Agreement Documents

         (i) Supplier shall - exclusively for Sony Ericsson - perform Product Supply regarding the Product, and

         (ii) Sony Ericsson shall be entitled to purchase the Products from Supplier under the PA.

2.2 In the event of an inconsistency in the Agreement Document, the inconsistency shall be resolved by giving documents precedence in the following order:

         (i) The Purchase Order, excluding Sony Ericsson's general purchasing conditions if such have been enclosed with the Purchase Order,

         (ii)   The PA,

         (iii)  The GSPA.

         (iv)   This Agreement excluding the Enclosures,

         (v)    Enclosure 2.3              Project Plan

         (vi)   Enclosure 10.1             Prices and Price model

         (vii)  Enclosure 14.1             Purchase of components,

         (viii) Enclosure 14.2             Liability and Forecast model

2.3 Included in the Product Supply shall be repair and maintenance services as set out in Enclosure 2.3.

3.       FORECASTS AND ROADMAPS

3.1 A forecast of RTL and production volumes may be included in Enclosure 2.3.These volume are only for production and capacity planning purposes. Sony Ericsson is not committed to buy according to the forecasted volumes. Sony Ericsson liability of the forecasted volumes as per Article 14.

4.       COMMUNICATION AND CONTACT PERSONS

4.1 In accordance with Subsection 5.5 of the GSPA the Parties hereby appoint the contact persons set out in Enclosure 2.3 to receive and to communicate information.

5.       INDUSTRIALISATION SERVICES

5.1 Supplier shall, as part of the Product Supply and in accordance with Subsection 6.1 of the GSPA, lead and be responsible for the industrialisation of Product.

                                                                     Page 3 of 7
                                                               10th January 2003

5.2 Supplier shall, as part of the Product Supply and in accordance with Subsection 6.4 of the GSPA, provide information for the design work and furthermore manufacture the test applications.

5.3 The requirements for traceability as provided in Subsection 6.7 in the GSPA shall be as set out in Enclosure 2.3.

6.       INDUSTRIALISATION-TEST APPLICATIONS.

6.1 Supplier shall develop and deliver Manufacturing Test Applications as set out in Section 7 of the GSPA and as the case may be in Enclosure 2.3

7.       PROTOTYPES

7.1      Supplier shall

         (i)      provide Sony Ericsson with Prototypes

         (ii)     review the Prototypes for manufacturability,

         (iii)    perform the testing of the Prototype, as defined in Enclosure
                  2.3 and

         (iv) provide Sony Ericsson with written reports of the analysis of the Prototypes.

8.       SPECIFICATION

8.1 Supplier shall not deliver any Products unless they meet the requirements set out in the Specification as set out in Enclosure 2.3 and amended from time to time in and as further described in Section 14 in the GSPA.

9.       DOCUMENTATION

9.1      Project Documentation

         The Supplier shall submit written reports to Sony Ericsson on the activities and the progress of the Product Supply. Such reports shall include the reports and plans specified in Enclosure 2.3.

9.2      Product Documentation

         Supplier shall produce and deliver to Sony Ericsson Product Documentation fulfilling the requirements set out in templates included in Enclosure 2.3.

10.      PRICING AND TERMS OF PAYMENT

10.1 The current price and the price model of the Product shall be as set out in Enclosure 10.1.

         All invoices sent by Supplier shall be in USD or Euro as agreed in the PA

10.2     Price review

                                                                     Page 4 of 7
                                                               10th January 2003

         The price of the Products shall be reviewed and agreed quarterly before the ending of every quarter in order for the prices to be firm for deliveries during the following quarter.

         The basis for the price review shall be:

         (i)      significant changes in volumes, and/or;

         (ii)     fluctuations in the exchange rate as defined below, and/or;

         (iii)    changes to the Specification, and/or;

         (iv) increased production efficiency including but not limited to "The learning curve advantage", and/or;

         (v)      changes in the price of the components.

         (vi) delivery performance in the last quarter before against agreed and acknowledge order, call of lead time

         Changes in the Specification and/or changes of a specific component price during a quarter, which causes a different price shall immediately or with a reasonable delay - due to material in stock - apply to all ordered Products. Such reasonable delays shall however only relate to reasonable explainable normal stock levels or situations with higher stock levels attributable to Sony Ericsson. At the quarterly price review meetings Supplier will describe and specify the changes made during the quarter. The different price shall be passed on to Sony Ericsson at the aforementioned fixed exchange rate as defined in GSPA.

11.      TERMS OF DELIVERY

11.1     Delivery time

         The Supplier shall perform the Product Supply, in accordance with the time-schedule set out in Enclosure 2.3 Dates of delivery of volume produced Products shall be as stated in the relevant P.O.

11.2     Delivery terms

         Applicable terms of delivery shall be FCA Hong Kong International Airport, INCOTERMS 2000, unless otherwise agreed in P.O.

12.      PACKING AND LABELLING

12.1 The Products shall be packed and marked separately as set out in the Specifications and the applicable Purchase Order. The Purchase Order and product numbers shall be set out in the shipping documents.

13.      QUALITY

13.1 All Product Supply shall be handled in accordance with the standards/requirements set out in the Specification and in Enclosure 2.3

14.      PURCHASE OF COMPONENTS

                                                                     Page 5 of 7
                                                               10th January 2003

14.1 The Supplier shall purchase materials at contracted prices under existing Sony Ericsson Agreements for supply of materials as set out in Enclosure 14.1.

14.2 Sony Ericsson liability for components as related to volume forecast as set out in Enclosure 14.2

14.3 The Supplier is responsible for the purchase and supply of all components.

15.      TERM OF AGREEMENT AND TERMINATION

15.1 This Agreement shall come into force upon its execution by duly authorised representatives of both Parties and shall remain in effect until three (3) months have passed following written notice of termination by either Party, unless terminated on an earlier date as set out in Section 29 "TERM OF AGREEMENT AND TERMINATION" in the GSPA.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed, in duplicate, each party taking one copy.

Date: 10th January 2003                   Date: 10th January 2003
Place: Lund                               Place: Lund

NAM TAI ELECTRONIC &                      SONY ERICSSON MOBILE
ELECTRICAL PRODUCTS Ltd                   COMMUNICATIONS AB

/s/ Karene Wong                           /s/ KAZUAKI  TAKANOSE
--------------------------                ------------------------------

KARENE WONG                               KAZUAKI  TAKANOSE

[SONY ERICSSON LOGO]                                                       1 (7)

                                                     Internal Limited
                                                     PROJECT PLAN Filip
Prepared (also subject responsible if other)         No.
NDU/ P Jeanette Bengtsson                            NDU/ P-02:1321

Approved                                     Checked Date        Rev   Reference
NDU/PC Katarina Ekelund                              2002-12-18  B     File

PROJECT PLAN FILIP

CONFIDENTIAL

The content of this document is the property of Sony Ericsson Mobile Communication AB and may not be communicated to any other party in any form without the prior written consent of Sony Ericsson Mobile Communication AB.

Project Manager:   NDU/ P Jeanette Bengtsson

Product Manager:   NM Magnus Hultberg

Sony Ericsson Cost Center:  32001

Project Account Number:     10004069

TABLE OF CONTENTS

1    Revision history                                 2

2    Project Summary                                  2

3    Activities                                       2

4    Time Schedule                                    4

5    Prototypes                                       4

6    Type Approval                                    5

7    Volume Estimates                                 5

8    Project Responsibilities                         6

9    Contractors                                      6

10   Project Control                                  6

11   Cross Project Links                              6

12   Additional Agreements Document                   7

[SONY ERICSSON LOGO]                                                       2 (7)

                                                     Internal Limited
                                                     PROJECT PLAN Filip
Prepared (also subject responsible if other)         No.
NDU/ P Jeanette Bengtsson                            NDU/ P-02:1321

Approved                                     Checked Date        Rev   Reference
NDU/PC Katarina Ekelund                              2002-12-18  B     File

1        REVISION HISTORY

REV                          DATE
--------------------------------------------------------------------------
B     Jeanette Bengtsson     2002-12-18        Activities updated with ALP
--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

2        PROJECT SUMMARY

         Filip is a low cost Camera. TBD

3        ACTIVITIES

         According to document Reporting and Meeting NDU/P - 02:1323 A

3.1      HARDWARE/OPTICS

         Responsible developer C-Tech: PM TBD

3.2      MECHANICS/TOOLING

         Responsible developer Namtai: PM TBD

3.3      SOFTWARE

         Responsible developer C-Tech: PM TBD

3.4      ID

         Responsible SEMC

3.5      PACKAGING AND ACCESSORIES

         Responsible SEMC

3.6      SYSTEM VERIFICATION

              -   Functional C-Tech

                  Responsible C-Tech: PM TBD

              -   Environmental Namati

                  Responsible Namtai: PM TBD

              -   Image Quality C-Tech

[SONY ERICSSON LOGO]                                                       3 (7)

                                                     Internal Limited
                                                     PROJECT PLAN Filip
Prepared (also subject responsible if other)         No.
NDU/ P Jeanette Bengtsson                            NDU/ P-02:1321

Approved                                     Checked Date        Rev   Reference
NDU/PC Katarina Ekelund                              2002-12-18  B     File

                  Responsible C-Tech: PM TBD

3.7      SYSTEM VALIDATION

              -   FSV Responsible C-Tech: PM TBD

              -   GFT SEMC

              -   CRT SEMC

3.8      SOURCING

              -   Sourcing Namati

                  Responsible Namtai: PM TBD

              -   Pricing and negotiation Namtai

                  Responsible Namtai: PM TBD

              -   Volume Support Namtai

                  Responsible Namtai: PM TBD

              -   Logistics Namtai

                  Responsible Namtai: PM TBD

3.9      TECHNICAL APPROVAL

              -   HW/Optics and SW C-Tech

                  Responsible C-Tech: PM TBD

              -   Mechanics Namtai

                  Responsible Namtai: PM TBD

3.10     INDUSTRALISATION

              -   Test Strategy Namtai

                  Responsible Namtai: PM TBD

              -   Test SW Dev. C-Tech

                  Responsible C-Tech: PM TBD

              -   Prod. Tech. Namtai

                  Responsible Namtai: PM TBD

[SONY ERICSSON LOGO]                                                       4 (7)

                                                     Internal Limited
                                                     PROJECT PLAN Filip
Prepared (also subject responsible if other)         No.
NDU/ P Jeanette Bengtsson                            NDU/ P-02:1321

Approved                                     Checked Date        Rev   Reference
NDU/PC Katarina Ekelund                              2002-12-18  B     File

              -   PSA Namtai

                  Responsible Namtai: PM TBD

              -   SPVR Namtai

                  Responsible Namtai: PM TBD

3.11     SUPPORT SERVICES

              -   TBD

3.12     ALP

              -   Total Implementation

                  Responsible C-Tech

2.       TIME SCHEDULE

         More detailed time schedule is found in the Time Plan (Microsoft Project Gantt Chart) Document No.: TBD

ACTIVITY                   PLANNED    ESTIMATED       ACTUAL
Milestone 2                 W TBD         W             W
Tollgate 2                  W TBD         W             W
PA                          W TBD         W             W
Milestone 3                 W TBD         W             W
Tollgate 3                  W TBD         W             W
Milestone 4                 W TBD         W             W
Tollgate 4                  W TBD         W             W
LL                          W TBD         W             W
RTL                         W 30          W             W
Milestone 5                 W TBD         W             W
Tollgate 5                  W TBD         W             W
Milestone 6                 W TBD         W             W
Tollgate 6                  W TBD         W             W

3.       PROTOTYPES

PROTOTYPES       PLANNED      ESTIMATED    ACTUAL      UNITS
EP1               W TBD           W          W         (25?) pcs
FP1               W TBD           W          W         300?  pcs

[SONY ERICSSON LOGO]                                                       5 (7)

                                                     Internal Limited
                                                     PROJECT PLAN Filip
Prepared (also subject responsible if other)         No.
NDU/ P Jeanette Bengtsson                            NDU/ P-02:1321

Approved                                     Checked Date        Rev   Reference
NDU/PC Katarina Ekelund                              2002-12-18  B     File

FP2               W TBD       W           W            750? pcs
FP3/RTL           W TBD                                300? pcs

4.       TYPE APPROVAL

-        RADIO

         APPROVAL     PLANNED     ESTIMATED     ACTUAL
                       W TBD         W            W
-        EMC

         APPROVAL     PLANNED     ESTIMATED     ACTUAL
                       W TBD         W            W

-        SAFETY

         APPROVAL     PLANNED     ESTIMATED     ACTUAL
                       W TBD         W            W

5.       VOLUME ESTIMATES

                        PLANNED       ESTIMATED       ACTUAL       UNITS
Pre-Series *             W TBD           W              W          kpcs
Series Start **          W TBD           W              W
RTL volume               W TBD           W              W          kpcs

Capacity per month      Min 100?                                   kpcs
Amortization volume      TBD                                       kpcs
Total volume            1000?                                      kpcs

Estimated lifetime       TBD                                       month

*  "Limited Production"

** "Volume Production"

Above listed volume is only for planning purposes and do not constitute a commitment for SEMC to purchase

[SONY ERICSSON LOGO]                                                       6 (7)

                                                     Internal Limited
                                                     PROJECT PLAN Filip
Prepared (also subject responsible if other)         No.
NDU/ P Jeanette Bengtsson                            NDU/ P-02:1321

Approved                                     Checked Date        Rev   Reference
NDU/PC Katarina Ekelund                              2002-12-18  B     File

6.       PROJECT RESPONSIBILITIES

         Sony Ericsson Mobile Communications AB
         +46 46 19 40 00

         According to Reporting and Meeting NDU/P 02:1323

7.       CONTRACTORS

-        DESIGN (Development)

         According to Reporting and Meeting NDU/ P 02:1323
         Agreement no. CTECH: FILIP: TBD

9.2      PRODUCTION (Manufacturing)

         According to Reporting and Meeting NDU/ P 02:1323
         Agreement no. NAMTAI: FILIP: TBD

10       PROJECT CONTROL

         Main TTM Work Model     NDU/ P-02:1324
         TTM Work Model External (Abstract out of Main TTM Work Model) NDU/P-02:1325

         The TTM work Model will be updated after TG1 and TG2.
         This means that "TBD" will be updated and additional documents will be required.

         Depending on achieved results, adjustments will be done on existing requirements.
         The Project Plan and therein listed documents will be subject to further updates and amendments.

11       CROSS PROJECT LINKS

[SONY ERICSSON LOGO]                                                       7 (7)

                                                     Internal Limited
                                                     PROJECT PLAN Filip
Prepared (also subject responsible if other)         No.
NDU/ P Jeanette Bengtsson                            NDU/ P-02:1321

Approved                                     Checked Date        Rev   Reference
NDU/PC Katarina Ekelund                              2002-12-18  B     File

12       ADDITIONAL AGREEMENTS DOCUMENT

         < Specifications >                    NDD-02:1223 PA2
         < Main TTM Work Model >               NDU/ P-02: 1321
         < TTM Work Model External >           NDU/ P-02: 1322
         < Reporting and Meeting >             NDU/ P 02: 1323
         < Document structure spec. >          109 42-TBD
         < Verification plans >                TBD
         < Industrial design >                 TBD
         < Repair processes >                  TBD
         < Validation plans >                  TBD
         < Pre-study report >                  TBD
         < Pre-study spec. >                   TBD
         < Capacity build plans >              TBD
         < TBD >

[SONY ERICSSON LOGO]                                                      1 (14)

                                                     Internal Limited
                                                     TTM Work Model External
Prepared (also subject responsible if other)         No.
NDU/ P Jeanette Bengtsson                            NDU/ P-02:1325

Approved                                     Checked Date        Rev   Reference
NDU/PC Katarina Ekelund                              2002-12-03  PB    File

                             TTM WORK MODEL EXTERNAL

BOX NO      ACTIVITY NAME                       OUTPUT                 RESPONSIBLE         COMPLETED DATE
EXECUTION PHASE TG 0 - TG 1
1.6      Technical Concepts        - Pre-Study                       - Suppliers
         Finalized                 - Pre-Study Report
                                   Emma 2 compatible SW

1.8      Industrial Design         - Industrial Design               - SEMC
                                   - Product Models
                                     (CAD files)
                                   - ID Report

                                   Mechanical support is needed      - Suppliers
                                   from the supplier

1.10     IPR Analysis              - IPR Disclosures                 - Suppliers
                                     Tracked

1.14     Pre-Risk Analysis         - Pre-Risk Analysis               - Suppliers
                                     Generated

1.15     Lessons Learned           - Lessons Learned                 - Suppliers
                                     Generated

2.9      Prototype                 - Prototype                       - Suppliers

[SONY ERICSSON LOGO]                                                      2 (14)

                                                     Internal Limited
                                                     TTM Work Model External
Prepared (also subject responsible if other)         No.
NDU/ P Jeanette Bengtsson                            NDU/ P-02:1325

Approved                                     Checked Date        Rev   Reference
NDU/PC Katarina Ekelund                              2002-12-03  PB    File

                                     EP 0
                                   Working samples

TOLLGATE 1                         - Decision to start a                                   SEMC
                                     Feasibility-Study

[SONY ERICSSON LOGO]                                                      3 (14)

                                                     Internal Limited
                                                     TTM Work Model External
Prepared (also subject responsible if other)         No.
NDU/ P Jeanette Bengtsson                            NDU/ P-02:1325

Approved                                     Checked Date        Rev   Reference
NDU/PC Katarina Ekelund                              2002-12-03  PB    File

BOX NO            ACTIVITY NAME                     OUTPUT                 RESPONSIBLE  COMPLETED DATE
EXECUTION PHASE TG 1 - TG 2
2.2          Long Lead Time Parts    - Key Elements Report                 - Suppliers
             and Processes           Supplier responsible to contact SEMC
             Identified              If they need support

2.15         Objects and Sub-        - Project Plan, Verification          - Suppliers
             Projects Plans, Budget    Plan, Budget, Time
             and Time Schedule         Schedule, Sub-Project
                                       Plan, Prototype plan, Travel Plan,
                                     Organisation and responsible within
                                     C-Tech and Namtai

2.17         Risk Analysis           - Risk Analysis                       - Suppliers

2.18         Capacity Build Plan     - Capacity Build Plan                 - Suppliers
             Developed               The production capacity must
                                     include a spare-part of 1% -> 2%

2.23         IPR Tracked             - IPR Disclosures                     - Suppliers
                                       Tracked

2.25         Lessons Learned         - Updated Lessons                     - Suppliers
             Updated                   Learned

2.26         Functional              - Functional Requirement              - Suppliers
             Requirement               Specification on Phone

[SONY ERICSSON LOGO]                                                      4 (14)

                                                     Internal Limited
                                                     TTM Work Model External
Prepared (also subject responsible if other)         No.
NDU/ P Jeanette Bengtsson                            NDU/ P-02:1325

Approved                                     Checked Date        Rev   Reference
NDU/PC Katarina Ekelund                              2002-12-03  PB    File

             Specification             Rev. A, This need to be a SEMC
                                     report, FRS

3.5          Technical Design        - Periodical Reports                  -Suppliers
                                     - Report at Deviation
                                     - Design Report (BOM)

TOLLGATE 2                           - Decision to start the                            SEMC
                                       Execution Phase

[SONY ERICSSON LOGO]                                                      5 (14)

                                                    Internal Limited
                                                    TTM Work Model External
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1325

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Katarina Ekelund                            2002-12-03  PB     File

BOX    ACTIVITY NAME           OUTPUT                                    RESPONSIBLE       COMPLETED
NO                                                                                            DATE
EXECUTION PHASE TG 2 -TG 3
--------------------------------------------------------------------------------------------------------
3.6    Supply Analysis on      - Material Supply                         -Suppliers
       Present Component         Report
                                 Material flow, risks if the volume
       Specification             increases

3.9    Customer Package        - Product Package                         -SEMC
       Design
                               - Customer Package                        -Suppliers
                                 Concept (type of material could be
                                 decided) there need to be a final       -SEMC
                                 model to finalize this item)

3.10   Producibility Review    - Producibility Review                    -Suppliers
       Conducted                 Report

3.12   Product Design          - Preliminary Product                     -Suppliers
       Documents                 Design Documents
                                 (WHAT DATE?)
                               - Preliminary Product                     -SEMC
                                 Design Documents in
                                 PRIM and GASK

3.14   User Documentation      - User Documentation                      -SEMC
       Concept Generated         Directed

                               - User Document                           -Suppliers
                                 Concept

                               - Preliminary User                        -Suppliers
                                 Document

       Technical Design        - Design Report                           -Suppliers

[SONY ERICSSON LOGO]                                                      6 (14)

                                                    Internal Limited
                                                    TTM Work Model External
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1325

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Katarina Ekelund                            2002-12-03  PB     File

3.16   (Bill of Material)        (BOM Updated)

3.17   Production Process        - Production Process                    -Suppliers
       Specification Updated       Specification Updated
                                 - SPVR plan

3.18   Tools Designed            - Recommendation to                     -Suppliers
                                   Start Tool Design

                                 - Design Tools                          -Suppliers

3.20   Customs Analysis          - Customs Analysis                      -Suppliers
                                   Report Updated
                                   TEMPLATE FROM SEMC
                                 - Report Evaluated                      -SEMC

3.23   Engineering Prototypes    - Engineering Prototypes                -Suppliers
       Built                       EP 1; EP 2
                                 - Engineering Prototypes
                                   Built Report T
                                 ONE REPORT FOR EACH EP AND FP
                                 PRODUCTION. TEMPLATE FROM SEMC

3.24   Engineering Verification  - Engineering Verification              -Suppliers
       Performed                   Report
                                 TEMPLATE FROM SEMC
                                 - Decision on Acceptance                -Suppliers

3.25   Capacity Build Plan       - Updated Capacity Build                -Suppliers
       Updated                     Plan PLUS SPARE PARTS CAPACITY
                                 - Updated Capacity Build                -SEMC
                                   Plan

[SONY ERICSSON LOGO]                                                      7 (14)

                                                    Internal Limited
                                                    TTM Work Model External
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1325

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Katarina Ekelund                            2002-12-03  PB     File

3.28   IPR Tracked               - IPR Disclosures                       -Suppliers
                                   Tracked

3.30   Material Drive            - Approval to Drive                     -SEMC
                                   Material for Volume
                                   Production

                                 - Material Driving                      -Suppliers

3.32   Product Safety Review     - Product Safety Review                 -Suppliers
       Conducted                   Report
                                   Template from SEMC

3.35   Component Risk            - Supply Analysis                       -Suppliers
       Analysis Performed          Report
                                 (IS THERE ANY CHANGE IN THE BOM)
                                 - Supply Analysis                       -SEMC
                                   Report Evaluated

3.36   Production Concept        - Production Concept                    -Suppliers
       Verification                Verification
                                 Everything completed according to
                                 RTL

                                 - Hard Tools Completed                  -Suppliers
                                 - Process/test equipment
                                   etc

                                 - Production Concept Evaluated          -SEMC

3.38   Customs Analysis          - Customs Analysis                      -Suppliers
                                   Report Updated
                                 SEE 3.20
                                 Customs analysis Evaluated              -SEMC

[SONY ERICSSON LOGO]                                                      8 (14)

                                                    Internal Limited
                                                    TTM Work Model External
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1325

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Katarina Ekelund                            2002-12-03  PB     File

3.39   User Document             - User Document Design                  -Suppliers
       Completed                   Completed

3.40   Customer Package          - Customer Package                      -Suppliers
       Design Completed            Design Completed
                                   CAD FILES READY, MASTERPACK, BULK
                                   PACK AND ADJUSTMENT FOR PALLET

3.43   Factory Prototypes        - Factory Prototypes FP 1               -Suppliers
                                 - FP Build Report
       Built                     - SAME AS 3.23

3.44   Engineering               - Engineering Verification              -Suppliers
       Verification II Performed   Report
                                 - SAME AS 3.24
                                 - Decision on Acceptance

                                 - Changes ?                             -Suppliers

3.45   User Document             - Verification                          -SEMC
       Verified                  - "LEAFLET"

                                 Samples to SEMC for approval?           Suppliers

3.46   Customer Package          - Verification                          -SEMC
       Verified
                                 Samples to SEMC for the approval?       -Suppliers

3.47   Product Design            - Product Design                        -Suppliers
       Documents Updated           Documents Updated

[SONY ERICSSON LOGO]                                                      9 (14)

                                                    Internal Limited
                                                    TTM Work Model External
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1325

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Katarina Ekelund                            2002-12-03  PB     File

                                 When will the document be ready?
                                 - Product Design                        -SEMC
                                   Documents in PRIM
                                   and GASK Updated

3.49   Risk Analysis             - Risk Analysis                         -Suppliers
       Updated                     Updated I

3.50   Functional                - Functional Requirement                -Suppliers
       Requirement                 Specification on Phone
       Specification               Finalized         FRS

3.55   TOLLGATE 3                - Decision to Continue                  -SEMC
                                   Execution
                                 - Decision to
                                   Recommended Public
                                   Announcement

BOX    ACTIVITY NAME             OUTPUT                                  RESPONSIBLE       COMPLETED
NO                                                                                            DATE
EXECUTION PHASE TG 3-TG 4

[SONY ERICSSON LOGO]                                                     10 (14)

                                                    Internal Limited
                                                    TTM Work Model External
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1325

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Katarina Ekelund                            2002-12-03  PB     File

4.1    Pre-Production Starts     - Factory Prototypes                    -Suppliers
                                   FP 2; FP 3
                                 SAME AS 3.43

4.3    Customer Package          - Customer Package                      -Suppliers
       Design Completed
                                   Design Completed
                                 - Approved Package                      -SEMC
                                   Design
                                 - Changes?
                                 - LATEST DATE EVERYTHING
                                 MUST BE READY                           -Suppliers

4.4    Interoperability Test     - System Verification TEMPLATE          -Suppliers
       Performed                 - System Verification
                                   FSV Report

                                 - Decision on Acceptance                -Suppliers
                                 - Changes?


                                 - Internal Type Approval (WHEN
                                   IS EVERYTHING READY SO THAT
4.5    Internal Type Approval      THE TEST CAN BE DONE?)                -Suppliers
       Conducted                 - Internal Type Approval
                                   Report                                -SEMC

                                 - Decision on Acceptance                -SEMC

                                 - Changes?                              -Suppliers

                                 - External Type Approval (WHEN
                                   IS EVERYTHING READY TO BE
4.6    External Type               TESTED?)                              -Suppliers

       Approval Conducted        - External Type Approval                -SEMC

[SONY ERICSSON LOGO]                                                     11 (14)

                                                    Internal Limited
                                                    TTM Work Model External
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1325

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Katarina Ekelund                            2002-12-03  PB     File

4.9    User Documentation        - User Documentation                    -Suppliers
       Completed
                                 - Decision on Acceptance                -SEMC

                                 - Changes?                              -Suppliers
                                 - Latest date everything
                                 - must be ready

4.10   Product Validation        - Customer Services Validation          -SEMC
                                   (DATE WHEN THE TEST CAN BE
                                   PERFORMED) APPROVED
       Conducted                 Product Validation
                                 - Changes?                              -Suppliers
                                 Date when the test
                                 can be performed

4.14   Production                - Production Documents                  -Suppliers
       Documentation               Finalized
       Finalized                 (DATE WHEN IT SHOULD BE FINALIZED)
                                 - Documents in GASK                     -SEMC
                                   and PRIM. (Code PRA)

4.16   DRS Compliance            - DRS Compliancy                        -Suppliers
                                   Protocol

                                 - Technical Approval                    -Suppliers

4.20   Serial Process            - Pre-series Build Report               -Suppliers
       Verification Run
       (SPVR)                    - SPVR Report                           -Suppliers
                                 - SPVR Approval                          SEMC
                                 - Changes?                              -Suppliers

[SONY ERICSSON LOGO]                                                     12 (14)

                                                    Internal Limited
                                                    TTM Work Model External
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1325

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Katarina Ekelund                            2002-12-03  PB     File

4.22   Technical Summary         - Technical Summary                     -Suppliers
       Review Conducted            Review Report

4.25   Risk Analysis             - Risk Analysis                         -Suppliers
       Updated                     Updated

4.27   IPR Tracked               - IPR Disclosures                       -Suppliers
                                   Tracked

4.31   TOLLGATE 4                - Decision to start                     -SEMC
                                   production and limited
                                   launch according to
                                   approved plans.

BOX    ACTIVITY NAME             OUTPUT                                  RESPONSIBLE       COMPLETED
NO                                                                                            DATE

[SONY ERICSSON LOGO]                                                     13 (14)

                                                    Internal Limited
                                                    TTM Work Model External
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1325

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Katarina Ekelund                            2002-12-03  PB     File

EXECUTION PHASE TG 4 - TG 5

5.9    Remaining Supply          - Eliminate remaining                   -Suppliers
       Issues Eliminated           supply issues

5.10   Volume Production         - Series Production Units               -Suppliers
       Started                     and Packaging
                                   according to production
                                   plan (RTL criteria)

5.11   Transfer Project          - Decision to Transfer                  -SEMC
       Responsibility to           Project Responsibility
       Product Maintenance         to Product Maintenance
                                 Project responsibility
                                   and organization in the               -Suppliers
                                   Maintenance phase

5.13   Lessons Learned           - Updated Lessons                       -Suppliers
       Updated                     Learned

5.16   TOLLGATE 5                - Decision to Launch the                -SEMC
                                   Product According to
                                   RTL Definition
                                 - To Continue the
                                   Execution According to
                                   Original or Revised Plan

BOX    ACTIVITY NAME             OUTPUT                                  RESPONSIBLE       COMPLETED
NO                                                                                            DATE
CONCLUSION PHASE TG 5-TG 6

[SONY ERICSSON LOGO]                                                     14 (14)

                                                    Internal Limited
                                                    TTM Work Model External
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1325

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Katarina Ekelund                            2002-12-03  PB     File

6.1    Volume Production         - Volume Production                     -Suppliers
                                   Running According to
                                   Original or Revised Plan
                                   MONTHLY REPORT

6.10   TOLLGATE 6                - Decision to Close                     -SEMC
                                   Project and Hand over to
                                   Maintenance
                                   Organization

[SONY ERICSSON LOGO]                                                       1 (5)

                                                    Internal Limited
                                                    Reporting and Meetings
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1323

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Gunilla Wejfeldt                            2002-11-19  A     File

                          REPORTING AND MEETINGS

CONTENTS

1.1      Project organization.......     0
1.2      Reporting structure........     2
1.3      Phone list Sony Ericsson...     3
1.4      Phone list Namtai..........     4
1.5      Phone list C-Tech..........     5

1.1      PROJECT ORGANIZATION.

                          [PROJECT ORGANIZATION CHART]

[SONY ERICSSON LOGO]                                                       2 (5)

                                                    Internal Limited
                                                    Reporting and Meetings
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1323

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Gunilla Wejfeldt                            2002-11-19  A      File

         1.2      REPORTING STRUCTURE.

Peter Johansson is responsible for the coordination of the project management of C-Tech and Namtai.

Namtai Project Manager (PM) and C-Tech PM reports weekly through Peter Johansson to Main Project Management.

Peter Johansson attends weekly meetings at SEMC.

Weekly report according to NDU/ P 02:1666.

Mail concerning the project shall be copied to Main Project Management.

Urgent matters shall upon receipt be reported to Main Project Management.

All issues and contacts between SEMC and supplier go through Main Project Managers if nothing else is agreed.

TTM-model according to NDU/ P 02:1325.

[SONY ERICSSON LOGO]                                                       3 (5)

                                                    Internal Limited
                                                    Reporting and Meetings
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1323

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Gunilla Wejfeldt                            2002-11-19  A      File

         1.3      PHONE LIST SONY ERICSSON

Name                    Company/ Title                  Number
---------------------------------------------------------------------
Ola Lonhage             SEMC/ Main Project              +46 46 231645
                        Manager Draken

Jeanette Bengtsson      SEMC/ Main Project              +46 46 193656
                        Manager FILIP

Maths Gylling           SEMC/ Buyer (Paternity          +46 46 232879
                        leave)

Niclas Jenvert          SEMC/ Buyer                     +46 46 194673

Carina Rietz            SEMC/ Product Manager           +46 46 193738
                        (Maternity leave)

Magnus Hultberg         SEMC/ Product Manager           +46 46 193655

Jessica Reinholds       SEMC/ PMQA                      +46 46 231201

Mats Dahlander          SEMC/ Design & Test, FILIP      +46 46 232528

Bengt Marntell          SEMC/ Design & Test,            +46 46 231856
                        DRAKEN

Joshua                  SEMC/ Designer FILIP

Jeanna Kimbre           SEMC/ Designer DRAKEN           +46 46 231662

Johan Larsson           SEMC/ Documentation             +46 46 193997
                        specialist

Mika Lilja              SEMC/ Customer support          +46 46 194011

Andreas Paulsson        SEMC/ Product validation        +46 46 194395

Hakan Sjoberg           SEMC/ Type approval             +46 46 193559

Christian               SEMC/ Packaging Specialist      +46 46 194586
Hakansson

Benjamin Wong           SEMC/ PMQA, HK Office           +852 2590 2399

[SONY ERICSSON LOGO]                                                       4 (5)

                                                    Internal Limited
                                                    Reporting and Meetings
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1323

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Gunilla Wejfeldt                            2002-11-19  A      File

         1.4      PHONE LIST NAMTAI

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[SONY ERICSSON LOGO]                                                       5 (5)

                                                    Internal Limited
                                                    Reporting and Meetings
Prepared (also subject responsible if other)        No.
NDU/ P Jeanette Bengtsson                           NDU/ P - 02:1323

Approved                                 Checked    Date        Rev    Reference
NDU/ PC Gunilla Wejfeldt                            2002-11-19  A      File

         1.5      PHONE LIST C-TECH

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

                                                                  Enclosure 10.1
                                                         Prices and Price model.

         PRICE MODEL.

         See enclosed Excel sheet, (Enclosure 10.1 A) to be applied as price model.

         PRICE.

         The following price of the Product is agreed.

         All prices in USD.

         See Enclosure 10.1 B
         Prices shall be updated during the development work. Present sheet based upon CIF sensor and thereto related memory configuration, Changes in specification may change prices.

         Prototypes to be charged at agreed product price plus 5.00 USD each

         The price of the Product is based upon an electronic BOM with CIF Sensor cost of 6.99 USD. The variety of options listed in enclosure 10.1.B is defined in Namtai quote dated 2002-10-12 ed. B.
         The corresponding price for the Product but with Argus Lite COB is 9.2 USD, based upon an electronic BOM of 5.4 USD excluding assembly of Argus of 0.4 USD.

         NRE cost: 19200 USD, travel expenses.

         Tooling cost: 95.000 USD for a production capacity of 200k units per month Test equipment: 136.500 USD. The August and August CI test equipment shall be reused to greatest possible extend.

         Tooling and test equipment cost shall be amortized over a fixed amount of units, to be defined and added onto the product price.

                                                                Enclosure 10.1 A
                                                                     Price model

1 MATERIAL COST

         Bill of material
                                                      ------------

         Material scrap 1%
                                                      ------------

         Material burden 1.5%
                                                      ------------

         TOTAL MATERIAL COST
                                                      ============
2 LABOUR COST

         PROCESS      RATE (USD) LABOUR TIME
                                                      ------------

         SMT          0.003/chip
                                                      ------------

         Final assy.  4.24/hour
                                                      ------------

         Testing      4.24/hour
                                                      ------------

         Packaging    4.24/hour
                                                      ------------

         TOTAL LABOUR COST
                                                      ============

3 FREIGHT COST

         According to enclosure
                                                      ============

4 FINANCIAL COST

         1.5% of bill of material for 60 days credit
                                                      ============

         0.75% of bill of material for 30 days
         sea shipment. IF APPLICABLE
                                                      ============

         0.375% of bill of material for 15 days
         sea shipment. IF APPLICABLE
                                                      ============
5 PROFIT

         4.3% of bill of material
                                                      ============

TOTAL UNIT PRICE
                                                      ============

TOOLING COST (FOR INFORMATION ONLY)
                                                      ============

                                                          Enclosure 10.1 B Price

SONY ERICSSON MOBILE COMMUNICATIONS AB
CONFIDENTIAL

DATE:    23-SEP-02

MODEL :  FILLP        (WITH C-TECH SOLUTION)
QTY :    1000K

                                  CONFIG. (MECH /
                                      PACKING)                Core/
                                                              Core   1/Core  2/Core  3/Core  Core/A   1/A     2/A     3/A    Core/B
                                  NO OF PLASTIC PIECES PARTS   2       4       2       4       2       4       2       4       2
                                  SPRAY                        No      No      Yes    Yes      No      No      Yes     Yes     No
                                  PACKING                     Bulk    Bulk    Bulk    Bulk    Bulk    Bulk    Bulk    Bulk   Blister
                                  MANUAL/CASE/NECKLOOP         No      No      No      No      Yes     Yes     Yes     Yes     Yes
                                                             -----------------------------------------------------------------------
1 MATERIAL COST
           Bill of material                                    8.62    8.73    9.01    9.40    9.39    9.50    9.78   10.17     9.57
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------
           Material scrap 1%                                   0.09    0.09    0.09    0.09    0.09    0.09    0.10    0.10     0.10
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------
           Material burden 1-5%                                0.13    0.13    0.14    0.14    0.14    0.14    0.15    0.15     0.14
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------
           TOTAL MATERIAL COST                                 8.84    8.94    9.23    9.64    9.63    9.73   10.02   10.43     9.8O
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------
2 LABOUR COST
           PROCESS     RATE (USD) LABOUR TIME

           SMT         0.003/chip                              0.35    0.35    0.35    0.35    0.35    0.35    0.35    0.35     0.35
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------
           Final assy  4.24/hour                               0.35    0.35    0.35    0.35    0.35    0.35    0.35    0.35     0.35
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------
           Testing     4.24/hour                               0.19    0.19    0.19    0.19    0.19    0.19    0.19    0.19     0.19
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------
           Packaging   4.24/hour                               0.11    0.11    0.11    0.11    0.12    0.12    0.12    0.12     0.14
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------
           TOTAL LABOUR COST                                   1.00    1.00    1.00    1.00    1.01    1.01    1.01    1.01     1.02
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------
3 FREIGHT + INSURANCE COST
           FCA Hong Kong (ship to SEM logistic agent in
           HK                                                  0.07    0.07    0.07    0.07    0.07    0.07    0.07    0.07     0.07
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------
4 FINANCIAL COST
           0.75% of bill of material for 30 days credit        0.06    0.07    0.07    0.07    0.07    0.07    0.07    0.08     0.07
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------
5 PROFIT
           4.8% of bill of material                            0.41    0.42    0.43    0.45    0.45    0.46    0.47    0.49     0.46
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------
6 UNIT PRICE FCA HK                                 USD       10.39   10.50   10.80   11.23   11.23   11.34   11.64   12.07    11.43
                                                             ------  ------  ------  ------  ------   -----   -----   -----  -------

                                   CONFIG. (MECH /
                                       PACKING)
                                                               1/B      2/B       3/B       Core/C     1/C       2IC       3IC
                                   NO OF PLASTIC PIECES PARTS   4        2         4          2        4          2         4
                                   SPRAY                        No       Yes       Yes        No       No        Yes       Yes
                                   PACKING                    Blister  Blister   Blister   Gift Box  Gift Box  Gift Box  Gift Box
                                   MANUAL/CASE/NECKLOO          Yes      Yes       Yes       Yes       Yes       Yes       Yes
                                                              -------------------------------------------------------------------
1 MATERIAL COST
            Bill of material                                     9.67     9.95     10.35       9.61      9.71      9.99     10.39
                                                              -------  -------   -------   --------  --------  --------  --------
            Material scrap 1%                                    0.10     0.10      0.10       0.10      0.10      0.10      0.10
                                                              -------  -------   -------   --------  --------  --------  --------
            Material burden 1-5%                                 0.15     0.15      0.16       0.14      0.15      0.15      0.16
                                                              -------  -------   -------   --------  --------  --------  --------
            TOTAL MATERIAL COST                                  9.91    10.20     10.60       9.85      9.95     10.24     10.64
                                                              -------  -------   -------   --------  --------  --------  --------
2 LABOUR COST
            PROCESS     RATE (USD) LABOUR TIME

            SMT         0.003/chip                               0.35     0.35      0.35       0.35      0.35      0.35      0.35
                                                              -------  -------   -------   --------  --------  --------  --------
            Final assy  4.24/hour                                0.35     0.35      0.35       0.35      0.35      0.35      0.35
                                                              -------  -------   -------   --------  --------  --------  --------
            Testing     4.24/hour                                0.19     0.19      0.19       0.19      0.19      0.19      0.19
                                                              -------  -------   -------   --------  --------  --------  --------
            Packaging   4.24/hour                                0.14     0.14      0.14       O.14      0.14      0.14      0.14
                                                              -------  -------   -------   --------  --------  --------  --------
            TOTAL LABOUR COST                                    1.02     1.02      1.02       1.02      1.02      1.02      1.02
                                                              -------  -------   -------   --------  --------  --------  --------
3 FREIGHT + INSURANCE COST
            FCA Hong Kong (ship to SEM logistic agent in
            HK                                                   0.07     0.07      0.07       0.07      0.07      0.07      0.07
                                                              -------  -------   -------   --------  --------  --------  --------
4 FINANCIAL COST
            0.75% of bill of material for 30 days credit         0.07     0.07      0.08       0.07      0.07      0.07      0.08
                                                              -------  -------   -------   --------  --------  --------  --------
5 PROFIT
            4.8% of bill of material                             0.46     0.48      0.50       0.46      0.47      O.48      0.50
                                                              -------  -------   -------   --------  --------  --------  --------
6 UNIT PRICE FCA HK                                 USD         11.54    11.84     12.27      11.47     11.58     11.89     12.31
                                                              -------  -------   -------   --------  --------  --------  --------

                                                                  Enclosure 14.1
                                                         Purchase of components.

COMPONENTS BOUGHT UNDER SONY ERICSSON AGREEMENTS.

Supplier may call off volumes of below listed components from applicable Sony Ericsson agreements. Any such components shall only be used for manufacturing of the Product. Supplier may issue a forecast of the estimated volume to the selected component supplier to secure delivery.

Supplier is solely responsible for the supply chain

         1. Icon,

         2. System connector,

Sony Ericsson will advise about agreements with component supplier and valid prices during the project.

                                                                 Enclosure 14.2,
                                                    Liability and Forecast model

         The components covered by this Enclosure shall solely be used for the manufacturing of the Product. See enclosed Excel sheet for liability model. Volume figures, component lead-time and price to be updated every month

         The model will be applicable for any forecast issued by Sony Ericsson as agreed between the parties. Sony Ericsson will issue a revised forecast the last business day in each month.

         During the ramp up period, (normally three months following the RTL date) Supplier shall review the proposed volume to confirm if the necessary capacity is available. This volume proposal to be communicated in due time before formal fore cast is issued at the end of each month.

         If a revised forecast or the actual call off volume will be lower for a certain month than the previously agreed, which will result in excess components and such components is not possible to reschedule the following applies;

- Supplier undertakes to keep such material in stock free of charge for the first three months after the concerned month. From month four to nine after such event Sony Ericsson will cover the interest cost of the listed components based upon an reasonable interest rate and reasonable warehousing cost for the components listed herein. After this nine months period Supplier may claim that this liability undertaking by Sony Ericsson shall be executed.

- In an event of excess material Namtai undertakes to make their best effort to cancel any outstanding purchase order of components and to resell or reuse any excess component prior to making any claim to Sony Ericsson

- Sony Ericsson will assume liability for scrap of the above components provided cause of scrap is solely at Sony Ericsson and prior written approval to scrap. Sony Ericsson maximum liability is limited to direct material and the maximum liability figure is defined by the liability model using the applicable forecast volume, component lead-time and prices.

- Sony Ericsson shall have the option to have the components assembled into finished Products at agreed price instead of scrapping the components.

         If no notice is given to Sony Ericsson within one week after the receipt of revised forecast or actual monthly call off volume it is deemed that the revised forecast is accepted (i.e. No claim is to be made later nor any objection that the increased volume is not possible to meet)

         Any delay in delivery of the Products, caused by Supplier will in full release Sony Ericsson from its liability under this amendment.

         Any undertaking of Sony Ericsson and Supplier as defined herein shall be limited in time to 30th June 2005.

                                                                 Enclosure 14.2A
                                                    Liability and Forecast model

                       CALCULATION OF FORECAST LIABILITY

                PRODUCT INFORMATION

Part no:                    DPY XXX
Description                 Camera
Project                     Filip
Forecast dated                          tbd
Leadtime, Call off. Days                 10
Leadtime, Prod. Weeks                    12
Liability per               30th March 2003

Product Price                          10,9

Leadtime Months                    1             2             3           4           5           6

Accumulated BOM cost
per month, (USD)                   0             0             0           0           0           0

% liability per month over
leadtime                         100%           70%           40%         30%          0%          0%

Forecast month                   April          May          June        July        August    September

Average forecast per
month                                     0         0              0           0           0           0

Liability per month, (USD)                0         0              0           0           0           0

Total liability. (USD)                    0

                                                                       Delta 0-12,
                                             Leadtime                   5-12,9-12,
Component                   Part no           Weeks       Price, USD      13-16
------------------------------------------------------------------------------------
Argus LI COB                                    16              1,75          1,75

Sensor                                          12

Flash Memory                                    12               0,5

RAM Memory                                      12

Lens                                            12

Tan Cap                                          9

Regulator                                        9

Regulator                                        9                            2,25

Tact Switch                                      8

Crystal                                          8
                                                 8
                                                 8                 0          2,25
PCB                                              4              0,45
                                                 4
                                                 4
                                                 4
                                                 4                             2,7